Exhibit q

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Investment Trust.

Signature	Title	Date

/s/ Weston W. Marsh Weston W. Marsh	Trustee	December 13, 2010

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Investment Trust.

Signature	Title	Date

/s/ John E. Neal John E. Neal	Trustee	December 14, 2010

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Investment Trust.

Signature	Title	Date

/s/ William R. Rybak William R. Rybak	Trustee	December 13, 2010

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Investment Trust.

Signature	Title	Date

/s/ Stephen B. Timbers Stephen B. Timbers	Trustee	December 14, 2010

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr., Nimish S. Bhatt, James J. Boyne and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Investment Trust.

Signature	Title	Date

/s/ David D. Tripple David D. Tripple	Trustee	December 14, 2010